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                                                File No. 333-13185
                                                Rule 497 (e)



                         CONSECO FUND GROUP

                 SUPPLEMENT DATED FEBRUARY 21, 1997
         TO CLASS A SHARES PROSPECTUS DATED JANUARY 2, 1997


        On February 21, 1997, the Board of Trustees met to approve an increase in the distribution fee payable under the Distribution and Service Plans (the 12b-1 Plans ) for Class A shares of the Funds described in the Funds January 2, 1997 prospectus and to approve proxy materials for a special meeting of shareholders to be held on or about March 28, 1997. The Board of Trustees also voted to approve, among other things, the investment advisory agreements for the Equity, Asset Allocation and Fixed Income Funds (collectively, the
     Funds ). Pending shareholder approval of the investment a d visory agreements and the 12b-1 Plans, the Trust s investment adviser and principal underwriter will waive all fees payable from the Funds under the advisory agreements and 12b-1 Plans. The Trust s Class A Prospectus should generally be read in light of the Board s actions and the following changes:

        1.   Fee  Table.   Subject to shareholder approval of the
   new 12b-1 Plans, the disclosure in the Fee Table on page 3 will be revised to read as follows:

   FEE TABLE

        The following fee table is provided to assist investors in understanding the various costs and expenses which may be borne directly or indirectly by an investment in Class A shares of the Funds.

                                                     Asset    Fixed
           Shareholder Transaction          Equity  Allocat
           Expenses                                   ion    Income


           Maximum Sales Charge Imposed
           on Purchase (as a percentage       5%       5%      5%
           of offering price)

           Maximum Sales Charge Imposed
           on Reinvested Dividends (as a     None     None    None
           percentage of offering price)
           Deferred Sales Charge             None     None    None


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           Redemption Fees                   None     None    None

           Annual Fund Operating Expenses
           (as a percentage of average
           net assets)
                          (1)
           Management Fees                    .70%     .70%    .40%
           Administrative Fees               .20%     .20%    .20%

           12b-1 Distribution and Service    .50%     .50%    .65%
                (2)           Fees

           Other Expenses (less voluntary    .10%     .10%      0%
           fee waivers and
           reimbursements)

           Total Operating Expenses         1.50%    1.50%    1.25%                                (3)
           (after reimbursement)


   (1) The Adviser has voluntarily undertaken to reduce its advisory fee with respect to the Fixed Income Fund to .40% of the Fund s average daily net assets until April 30, 1998. Absent such undertaking, the advisory fee would have been .45% of the Fund s average daily net assets.

   (2) As a result of 12b-1 fees, a long-term shareholder in the Funds may pay more than the economic equivalent of the maximum s a les charges permitted by the Rules of the National
   Association of Securities Dealers, Inc.

   (3) The expense information set forth above reflects a voluntary commitment of Conseco Capital Management, Inc., Conseco Services LLC and Conseco Equity Sales, Inc. to waive their fees and/or reimburse to the Funds a portion of the fees due them under the Investment Advisory Agreement, Administration Agreement and/or Distribution and Service Plan through April 30, 1998. The voluntary commitment provides that the Total Operating Expenses for the Funds, on an annual basis, will not exceed the amounts set forth above, which amounts remain unchanged from the Total Operating Expenses set forth in the January 2, 1997 prospectus. In the absence of such reimbursements, it is estimated that the Total Operating Expenses would be 1.70%, 1.70% and 1.55%, for the Equity, Asset Allocation and Fixed Income Funds, respectively.

        2. Distribution and Service Plan. Also subject to shareholder approval of the 12b-1 Plans authorized by the Board of Trustees on February 21, 1997, the disclosure on page 13 under the heading entitled MANAGEMENT and the subheading


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   entitled    Distribution  and  Service Plan for Class A Shares
   will be revised to read as follows:

             The Funds have adopted Distribution and Service P l a ns for Class A shares to compensate the Distributor for the distribution of Class A shares and servicing the accounts of Class A shareholders. The Plans provide for periodic payments to brokers who provide services to accounts that hold Class A shares and for promotional and other sales related costs. The Equity Fund s Plan and the Asset Allocation Fund s Plan authorize payments to Conseco Equity Sales, Inc. (the Distributor ) up to 0.50%, and the Fixed Income Fund s Plan up to 0.65%, annually of each Fund s average daily net assets attributable to its Class A shares. Up to .25% of the fee may be paid to dealers in the form of a trail or maintenance fee after the first full year of investment in an amount equal to an annual rate of .25% of Class A s daily net assets owned by clients of such dealers.

   WDC:  7134_1






























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